                                                                          [LOGO]


                                              Semi-Annual Report to Shareholders
                                            Advantus International Balanced Fund


                                                                  March 31, 1998

ADVANTUS INTERNATIONAL BALANCED FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          16

STATEMENT OF OPERATIONS                      17

STATEMENTS OF CHANGES IN NET ASSETS          18

NOTES TO FINANCIAL STATEMENTS                19

SHAREHOLDER SERVICES                         26

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

World markets continued to demonstrate a wide disparity during this six-month reporting period. The Asian arena, severely affected by a currency crisis over many months, has shown signs of economic recovery in certain countries due to reforms within those countries. Latin American markets were relatively weak this period; while European markets fared quite well and are poised for continued growth.

The report that follows will give you more information about the Fund's performance and geographic diversification. The portfolio managers, Gary Clemons and Neil Devlin from Templeton Investment Counsel, Inc., also share their insights and outlook about the international markets.

As international investors, we enjoy "global market watching." We have witnessed the world's financial markets change, sometimes significantly, because of actual events or because of mere perceptions in those markets. Keeping a long-range view of investing is important because it smoothes out the highs and lows. We believe that investors derive the greatest benefit by maintaining a long-range perspective on investing.

Thank-you for investing with Advantus.

Sincerely,

/s/ Robert E. Hunstad
Robert E. Hunstad, President
Advantus Funds

ADVANTUS INTERNATIONAL BALANCED FUND
PERFORMANCE UPDATE

[GARY CLEMONS PHOTO]
[NEIL DEVLIN PHOTO]
GARY CLEMONS AND
NEIL DEVLIN
TEMPLETON INVESTMENT COUNSEL, INC.
PORTFOLIO MANAGERS
The Advantus International Balanced Fund is a mutual fund designed for investors seeking a high level of total return. The
Fund hopes to achieve its objective by
investing in both stocks and debt
securities issued by companies, large and small, primarily outside the United
States. While Advantus Capital
Management, Inc. acts as investment
adviser for the Fund, Templeton
Investment Counsel, Inc. provides
investment advice to the Fund under a
subadvisory agreement.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.
PERFORMANCE
The Advantus International Balanced Fund's performance for the six month period ending March 31, 1998 is as follows:

Class A..........................    1.2 percent*
Class B..........................     .8 percent*
Class C..........................     .8 percent*

By comparison, an international equity index, the MSCI EAFE Index** posted a gain of 5.9 percent and an international bond index, the J.P. Morgan Non-U.S. Government Bond Index+ returned -.7 percent for the six month period ended March 31, 1998.
Its 70 percent stock weighting, relatively low exposure to the Asian and Latin American markets, and a high exposure to the strong European markets enhanced the Fund's performance over the first half of fiscal year 1998.
PORTFOLIO ANALYSIS
Major stock markets posted mixed results during the first half of fiscal year 1998. European markets surged as the countries continue their journey toward Economic Monetary Union (EMU), and implement the economic reforms that accompany it, while Asian markets steadied following last years economic and market calamity. Meanwhile, Latin American markets suffered due to economic worries over lower oil and export prices.

The Fund's largest regional exposure continues to be in Europe, with approximately 54 percent of the Fund's total assets invested in European equities. This high exposure fared well, as some of the Fund's strongest contributors were European names, including Banque Nationale de Paris, Renault, and Axa-UAP, which posted 61.1 percent*, 56.9 percent*, and 60.3 percent* returns for the period, respectively. As the European economies continue the journey toward EMU, investors have rewarded government policies of lowered interest rates, and improved corporate efficiency. However, with the recent surge in stock prices throughout Europe, we feel that some markets are now reflecting full value and we will implement a more selective strategy within the region. For example, two of our best performers, Telefonica De Espana and Telecom Italia, have been beneficiaries of lower interest rates and tax reforms within the Spanish and Italian economies. While contributing largely to the historical success of the Fund, we feel that these stocks are nearing full value, and we have begun to reduce our positions in these holdings. However, we continue to find numerous value opportunities in Europe, as we anticipate increased profitability and shareholder returns in the future due to corporate restructuring. Recent additions to the portfolio include Medeva and Autoliv Inc.

                                                          ADVANTUS INTERNATIONAL
                                                                   BALANCED FUND
                                                                  MARCH 31, 1998

Within the Asian region, which represents approximately 4 percent of the Fund's total assets, stock market results were mixed over the first half of fiscal year 1998. Select markets, such as South Korea and Thailand, have enjoyed significant rallies over the period (notwithstanding a low base), as investors applauded recent attempts at economic reforms within these countries. Our largest country exposure in the region is Hong Kong, which we maintain to be among the strongest economies within the region. Certain names that were added include Hong Kong Electrical Holdings and South China Morning Post Holdings. The Fund continues to have limited Japanese exposure. However, we are starting to see the first signs of beneficial economic reforms, which has positive implications for equity investors. We have identified a list of potential investments within the Japanese market and anticipate an increasing exposure to the country.

Latin American equity markets, which currently represent approximately 9 percent of the Fund's total assets, were relatively weak during the first half of fiscal year 1998 as the negative implications of lower oil prices and the Asian currency crisis spread fear among investors. We continue to monitor economic developments within Latin America and view the recent weakness as an opportunity to discover undervalued securities, and will continue to focus our attention in the area.

OUTLOOK

At a time when the U.S. market is trading at a historically high valuation, we feel confident that the international equity markets offer a relatively abundant set of investment opportunities that will likely perform as well or better than U.S. equities. Going forward, we will implement increased selectivity within certain European markets that have enjoyed a recent rally and now reflect full value. However, we feel that as European corporations continue down the restructuring path, they will reap the rewards of increased efficiency and profitability, leading to higher stock prices. Within the Asian region, we will continue to proceed with caution, focusing our attention on companies with strong balance sheets, entrepreneurial management teams, and strong long-term fundamentals.

We anticipate that the Fund will continue to hold its current mix of stocks and bonds, maintaining a balance that we feel confident will lead to strong long-term performance for the Fund.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The EAFE Index is an unmanaged index of common stocks from European, Asian, and Far Eastern markets.
+The J.P. Morgan Non-U.S. Government Bond Index includes all liquid foreign government issues of Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.

ADVANTUS INTERNATIONAL
BALANCED FUND
MARCH 31, 1998

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               ADVANTUS INTERNATIONAL BALANCED FUND, EAFE INDEX,
                J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX, AND
                              CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus International Balanced Fund compared to the EAFE Index, the J.P. Morgan Non-U.S. Government Bond Index and the Consumer Price Index. The four lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus International Balanced Fund (September 16, 1994 for Class A, January 31, 1997 for Class B, and March 1, 1995 for Class C) through March 31, 1998.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                                       7.4%
Since inception (9/16/94)                      9.6%
                              Class A    EAFE Index  J.P. Morgan Index        CPI
9/16/94                       $10,000       $10,000            $10,000    $10,000
9/30/94                         9,324         9,845             10,094     10,054
9/30/95                        10,014        10,460             11,972     10,275
9/30/96                        11,089        11,399             12,605     10,584
9/30/97                        13,650        12,819             12,639     10,818
3/31/98                        13,818        13,572             12,550     10,865

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                         7.0%
Since inception (1/31/97)                      7.5%
                              Class B    EAFE Index  J.P. Morgan Index        CPI
1/31/97                       $10,000       $10,000            $10,000    $10,000
9/30/97                       $10,730       $11,246            $10,027    $10,094
3/31/98                       $10,872       $11,906             $9,956    $10,138

                                                          ADVANTUS INTERNATIONAL
                                                                   BALANCED FUND
                                                                  MARCH 31, 1998

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                                      12.0%
Since inception (3/1/95)                      13.8%
                              Class C    EAFE Index  J.P. Morgan Index        CPI
3/1/95                        $10,000       $10,000            $10,000    $10,000
9/30/95                        11,026        11,175             11,198     10,146
9/30/96                        12,120        12,179             11,791     10,450
9/30/97                        14,780        13,696             11,822     10,682
3/31/98                        14,902        14,500             11,739     10,728

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS INTERNATIONAL
BALANCED FUND
MARCH 31, 1998

FIVE LARGEST COMMON STOCK HOLDINGS

                                                                   % OF
                                                                  COMMON
                                                     MARKET        STOCK
COMPANY                                  SHARES      VALUE       PORTFOLIO
--------------------------------------  --------   ----------   -----------
Axa--UAP..............................   17,465    $1,798,307          4.2%
Banque Nationale de Paris.............   20,587     1,599,794          3.8%
Regie Nationale Des Usines Renault....   34,053     1,516,837          3.6%
Deutsche Bank.........................   17,950     1,350,642          3.2%
YPF Sociedad Anonima ADS..............   35,200     1,196,800          2.8%
                                                   ----------          ---
                                                   $7,462,380         17.6%
                                                   ----------          ---
                                                   ----------          ---

FIVE LARGEST BOND HOLDINGS

                                                                % OF
                                                              LONG-TERM
                                                  MARKET        BOND
COMPANY                                           VALUE       PORTFOLIO
-----------------------------------             ----------   -----------
Truehandanstalt--7.500%, 09/09/04............   $1,869,790         12.2%
United Kingdom--8.000%, 12/07/00.............    1,229,463          8.0%
Federal Republic of Germany--8.750%,
  08/20/01...................................    1,203,531          7.9%
Sweden Kingdom--10.250%, 05/05/03............    1,075,319          7.0%
Australian Government--9.500%, 08/15/03......    1,046,522          6.8%
                                                ----------          ---
                                                $6,424,625         41.9%
                                                ----------          ---
                                                ----------          ---

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                       INVESTMENTS IN SECURITIES
                                                                  MARCH 31, 1998
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                                                                             MARKET
   SHARES                                                                                                   VALUE(a)
-------------                                                                                             ------------
COMMON STOCKS (66.6%)
  ARGENTINA (2.9%)
    Oil and Energy (1.9%)
       35,200   YPF Sociedad Anonima ADS................................................................  $  1,196,800
    Financial Services (1.0%)
       21,600   Nortel Inversora SA ADR.................................................................       623,700
                                                                                                          ------------
                                                                                                             1,820,500
                                                                                                          ------------
  AUSTRALIA (2.3%)
    Building Materials and Components (1.3%)
      248,995   Pioneer International...................................................................       716,071
       98,500   David Jones, Ltd........................................................................       113,959
    Transportation (1.0%)
      118,100   Mayne Nickless Ltd......................................................................       609,004
                                                                                                          ------------
                                                                                                             1,439,034
                                                                                                          ------------
  AUSTRIA (.9%)
    Electrical and Electronics (.5%)
        1,900   VA Technologie(e).......................................................................       299,385
    Utilities--Gas and Electric (.4%)
        1,650   EVN Energie-Versorung...................................................................       242,998
                                                                                                          ------------
                                                                                                               542,383
                                                                                                          ------------
  BELGIUM (.5%)
    Chemicals (.5%)
        4,300   Union Miniere NPV (b)...................................................................       299,856
                                                                                                          ------------
  BERMUDA (.7%)
    Mining and Metals (.7%)
       28,750   Minorco SA ADR..........................................................................       473,926
                                                                                                          ------------
  BRAZIL (1.8%)
    Financial Services (.2%)
      182,000   Banco ITAU..............................................................................       116,851
    Telecommunications (1.6%)
    1,253,300   Telecomunicacoes Brasileiras............................................................       130,059
        7,100   Telecomunicacoes Brasileiras ADR........................................................       921,669
                                                                                                          ------------
                                                                                                             1,168,579
                                                                                                          ------------
  CANADA (.5%)
    Merchandising (.5%)
       16,300   Oshawa Group, Ltd.......................................................................       296,416
                                                                                                          ------------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                             MARKET
   SHARES                                                                                                   VALUE(a)
-------------                                                                                             ------------
  CHINA (.3%)
    Chemicals (.3%)
    1,150,000   Yizheng Chemical Fibre Company..........................................................  $    188,493
                                                                                                          ------------
  CZECH REPUBLIC (.5%)
    Energy Services (.5%)
        9,465   Ceske Energeticke.......................................................................       284,739
                                                                                                          ------------
  FINLAND (2.4%)
    Telecommunications (.5%)
        3,000   Nokia...................................................................................       322,152
    Banking (1.1%)
      118,000   Merita, Ltd.............................................................................       710,856
    Wholesale and International Trade (.8%)
       15,000   Amer Group (b)..........................................................................       289,001
       23,500   Metsa-Serla.............................................................................       209,421
                                                                                                          ------------
                                                                                                             1,531,430
                                                                                                          ------------
  FRANCE (11.2%)
    Banking (2.9%)
       20,587   Banque Nationale de Paris...............................................................     1,599,794
        3,300   Banque Nationale de Paris ADR 144A (e)..................................................       256,460
    Financial Services (.3%)
        2,200   Credit Commercial France................................................................       180,724
    Multi-Industry (.4%)
        1,000   Marine Wendel...........................................................................       181,402
        2,000   Pechiney SA.............................................................................        91,992
    Energy Sources (1.0%)
        5,070   Societe Nationale Elf Aquitaine.........................................................       664,414
    Health and Personal Care (1.4%)
       17,935   Rhone-Poulenc...........................................................................       911,483
    Insurance (2.8%)
       17,465   Axa--UAP................................................................................     1,798,307
    Transportation (2.4%)
       34,053   Regie Nationale Des Usines Renault......................................................     1,516,837
                                                                                                          ------------
                                                                                                             7,201,413
                                                                                                          ------------
  GERMANY (2.1%)
    Banking (2.1%)
       17,950   Deutsche Bank...........................................................................     1,350,642
                                                                                                          ------------
  HONG KONG (3.2%)
    Financial Services (0%)
       28,000   Peregrine Investment Holdings...........................................................            --

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                             MARKET
   SHARES                                                                                                   VALUE(a)
-------------                                                                                             ------------
  HONG KONG--CONTINUED
    Multi-Industry (1.3%)
       61,000   Hutchison Whampoa.......................................................................  $    429,062
      245,600   C. P. Pokphand Co., Ltd.................................................................        32,965
       86,600   Jardine Matheson Holdings...............................................................       393,164
    Electrical and Electronics (.2%)
       73,900   Hong Kong Aircraft Engineering Co. Ltd..................................................       143,064
    Transportation (1.3%)
       45,000   Swire Pacific Class A...................................................................       238,117
      352,400   Swire Pacific Class B...................................................................       338,833
      102,628   Jardine Strategic Holdings..............................................................       281,201
    Utilities, Gas, and Electric (.1%)
       18,000   Hong Kong Electrical Holdings...........................................................        61,794
    Financial Services (.3%)
      246,000   South China Morning Post Hldg LTD.......................................................       165,094
                                                                                                          ------------
                                                                                                             2,083,294
                                                                                                          ------------
  INDONESIA (.4%)
    Forest Products and Paper (.1%)
      151,500   P.T. Barito Pacific Timber..............................................................        33,031
    Utilities (.3%)
       14,600   P.T. Indostat ADR.......................................................................       225,388
                                                                                                          ------------
                                                                                                               258,419
                                                                                                          ------------
  ISRAEL (.2%)
    Medical (.2%)
        3,600   TEVA Pharmaceutical Industries ADR......................................................       153,900
                                                                                                          ------------
  ITALY (1.6%)
    Telecommunications (.7%)
       63,000   Sirti...................................................................................       432,319
    Transportation (.9%)
      139,370   Fiat....................................................................................       581,400
                                                                                                          ------------
                                                                                                             1,013,719
                                                                                                          ------------
  MEXICO (1.2%)
    Chemicals (.3%)
       48,000   Vitro...................................................................................       192,316
    Mining and Metals (.6%)
      120,000   Grupo Mexico............................................................................       387,734
    Utilities--Gas and Electric (.3%)
        2,800   Telefonos de Mexico ADR.................................................................       157,850
                                                                                                          ------------
                                                                                                               737,900
                                                                                                          ------------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                             MARKET
   SHARES                                                                                                   VALUE(a)
-------------                                                                                             ------------
  NETHERLANDS (2.8%)
    Broadcasting, Advertising and Publishing (.7%)
        7,250   International Nederlanden Group.........................................................  $    411,552
    Building Materials and Components (.2%)
        6,850   European Vinyls.........................................................................       141,339
    Electrical and Electronics (1.4%)
       12,200   Philips Electronics.....................................................................       895,681
    Merchandising (.5%)
        4,320   Koninklijke Bijenkorf Beheer............................................................       303,685
                                                                                                          ------------
                                                                                                             1,752,257
                                                                                                          ------------
  NEW ZEALAND (1.3%)
    Building Materials and Components (.1%)
       27,000   Fletcher Challenge Building.............................................................        53,991
    Energy Services (.2%)
       27,000   Fletcher Challenge Energy...............................................................        92,918
    Forest Products and Paper (.4%)
       19,643   Fletcher Challenge Forestry.............................................................        13,672
      171,400   Carter Holt Harvey, Ltd.................................................................       233,861
    Transportation (.2%)
      100,000   Air New Zealand Ltd.....................................................................       138,099
    Wholesale and International Trade (.4%)
      438,750   Brierley Investments....................................................................       252,058
                                                                                                          ------------
                                                                                                               784,599
                                                                                                          ------------
  NORWAY (1.3%)
    Energy Sources (.6%)
       23,000   Saga Petroleum..........................................................................       408,775
    Health and Personal Care (.4%)
        7,612   Nycomed Amershan PLC....................................................................       285,550
    Mining and Metals--Container (.3%)
       13,000   Elkem...................................................................................       187,566
                                                                                                          ------------
                                                                                                               881,891
                                                                                                          ------------
  PHILIPPINES (.2%)
    Telecommunications (.2%)
        5,300   Philippine Long Distance Telephone......................................................       148,119
                                                                                                          ------------
  PORTUGAL (.6%)
    Banking (.6%)
        9,660   Banco Portugues de Investimento.........................................................       371,558
                                                                                                          ------------

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                             MARKET
   SHARES                                                                                                   VALUE(a)
-------------                                                                                             ------------
  SOUTH AFRICA (.4%)
    Mining and Metals (.4%)
       17,528   Anglo American Platinum.................................................................  $    269,501
                                                                                                          ------------
  SPAIN (4.2%)
    Energy Sources (.8%)
       10,800   Repsol..................................................................................       551,147
    Telecommunications (1.6%)
       23,000   Telefonica de Espana....................................................................     1,014,016
    Utilities--Gas and Electric (1.8%)
       15,200   Empresa Nacional de Electricidad........................................................       365,571
       50,072   Iberdrola...............................................................................       760,842
                                                                                                          ------------
                                                                                                             2,691,576
                                                                                                          ------------
  SWEDEN (6.3%)
    Broadcasting, Advertising and Publishing (.2%)
        3,300   Marieberg Tidnings......................................................................       100,344
    Business and Public Service (.8%)
       24,000   Esselte.................................................................................       516,549
    Forest Products and Paper (.7%)
       27,000   Stora Kopparbergs Bergslags.............................................................       415,567
    Health and Personal Care (1.8%)
       18,933   Astra...................................................................................       376,694
       16,900   Svenska Handelsbanken...................................................................       782,456
    Metals and Mining (.4%)
       16,900   Granges.................................................................................       293,950
    Transportation (2.4%)
       17,200   Autoliv.................................................................................       534,275
       11,700   Autoliv Inc SDR.........................................................................       363,086
       20,800   Volvo...................................................................................       662,404
                                                                                                          ------------
                                                                                                             4,045,325
                                                                                                          ------------
  SWITZERLAND (.8%)
    Electrical and Electronics (.6%)
          270   BBC Brown Boveri Ltd....................................................................       403,583
    Health and Personal Care (.2%)
           51   Societe Generale de Surveillance........................................................        91,693
                                                                                                          ------------
                                                                                                               495,276
                                                                                                          ------------
  THAILAND (.1%)
    Building Materials and Components (.1%)
       22,301   Siam City Cement Public Co. Ltd.........................................................        59,735
                                                                                                          ------------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                             MARKET
   SHARES                                                                                                   VALUE(a)
-------------                                                                                             ------------
  UNITED KINGDOM (15.9%)
    Chemicals (1.8%)
       98,900   Courtaulds PLC..........................................................................  $    597,338
      138,600   Elementis...............................................................................       321,166
       71,117   Somerfield PLC..........................................................................       215,325
    Financial Services (.9%)
       67,100   Tate & Lyle.............................................................................       589,384
    Banking (.3%)
        5,681   Barclays Bank...........................................................................       170,135
    Building Materials and Components (.8%)
      114,781   BICC....................................................................................       286,136
       54,900   Hepworth PLC............................................................................       237,897
    Drugs (1.5%)
      355,000   Medeva..................................................................................       985,946
    Energy Services (3.8%)
      132,135   BG PLC..................................................................................       680,143
      152,500   Centrica PLC (b)........................................................................       287,038
       57,000   British Telecommunications..............................................................       619,876
       25,833   Hyder...................................................................................       422,482
       25,510   Thames Water Group......................................................................       403,969
    Food and Household Products (1.0%)
      531,893   Albert Fisher Group.....................................................................       273,644
      128,429   Hillsdown Holdings......................................................................       381,398
    Health and Personal Care (1.0%)
       16,850   Hafslund Nycomed........................................................................       612,205
    Merchandising (.3%)
       30,100   Kwik Save Group.........................................................................       209,748
    Mining and Metals (1.7%)
      459,700   British Steel PLC.......................................................................     1,092,143
    Sanitary Services (.4%)
       15,500   Waste Management International ADR (b)..................................................       114,313
       38,000   Waste Management Inernational PLC.......................................................       144,638
    Transportation (2.4%)
       17,050   BTR PLC.................................................................................        56,585
      340,800   BTR.....................................................................................     1,117,560
      128,200   Thorn PLC...............................................................................       324,948
                                                                                                          ------------
                                                                                                            10,144,017
                                                                                                          ------------
                Total common stocks (cost: $33,786,384).................................................    42,488,497
                                                                                                          ------------

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                             MARKET
   SHARES                                                                                                   VALUE(a)
-------------                                                                                             ------------
PREFERRED STOCKS (5.5%)
  ARGENTINA (.6%)
    Multi-Industry (.6 %)
       10,020   Compania de Inversiones en Telecomunications convertible preferred-7.00% (d)............  $    381,391
                                                                                                          ------------
  BRAZIL (2.1%)
    Banking (1.0%)
    1,225,500   Unibanco................................................................................        88,178
   54,461,000   Banco Bradesco..........................................................................       565,207
    Oil and Energy (1.1%)
    2,864,000   Petroleo Brasileiro SA..................................................................       682,624
                                                                                                          ------------
                                                                                                             1,336,009
                                                                                                          ------------
  ITALY (1.6%)
    Telecommunications (1.6%)
      167,000   Telecom Italia..........................................................................     1,023,236
                                                                                                          ------------
  MEXICO (.5%)
    Utilities--Gas and Electric (.5%)
        5,550   Nacional Financiera.....................................................................       305,250
                                                                                                          ------------
  SPAIN (.6%)
    Banks (.6%)
        9,700   Argentaria Bancaria ADR.................................................................       398,913
                                                                                                          ------------
  UNITED KINGDOM (.1%)
    Energy Services (.1%)
       27,900   Hyder...................................................................................        57,182
                                                                                                          ------------
                Total preferred stocks (cost: $2,149,495)...............................................     3,501,981
                                                                                                          ------------

  PRINCIPAL
-------------
LONG-TERM DEBT SECURITIES (24.0%) (C)
  AUSTRALIA (1.6%)
    Government (1.6%)
    1,335,000   Australian Government (Australian Dollar).........................     9.500%   08/15/03     1,046,522
                                                                                                          ------------
  BELGIUM(2.3%)
    Government (2.3%)
   26,670,000   Belgium Government (Belgium Franc)................................     5.000%   03/28/01       711,530
   26,670,000   Belgium Government (Belgium Franc)................................     6.250%   03/28/07       760,962
                                                                                                          ------------
                                                                                                             1,472,492
                                                                                                          ------------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                             MARKET
  PRINCIPAL                                                                                                 VALUE(a)
-------------                                                                                             ------------
  CANADA (3.7%)
    Government (3.7%)
      823,000   Canadian Government Bond (Canadian Dollar)........................    10.500%   07/01/00  $    647,217
      821,000   Canadian Government Bond (Canadian Dollar)........................    10.500%   03/01/01       662,668
    1,230,000   Canadian Government Bond (Canadian Dollar)........................    10.000%   05/01/02     1,020,457
                                                                                                          ------------
                                                                                                             2,330,342
                                                                                                          ------------
  DENMARK (1.0%)
    Government (1.0%)
    3,445,000   Kingdom of Denmark (Danish Krone).................................     9.000%   11/15/00       549,318
      550,000   Kingdom of Denmark (Danish Krone).................................     8.000%   05/15/03        89,337
                                                                                                          ------------
                                                                                                               638,655
                                                                                                          ------------
  GERMANY (4.8%)
    Government (4.8%)
    1,960,000   Federal Republic of Germany (Deutsch Mark)........................     8.750%   08/20/01     1,203,531
    3,000,000   Treuhandanstalt (Deutsch Mark)....................................     7.500%   09/09/04     1,869,790
                                                                                                          ------------
                                                                                                             3,073,321
                                                                                                          ------------
  NETHERLANDS (2.4%)
    Government (2.4%)
    1,460,000   Netherlands (Dutch Guilder).......................................     6.000%   01/15/06       752,589
    1,460,000   Netherlands (Dutch Guilder).......................................     8.250%   02/15/02       793,157
                                                                                                          ------------
                                                                                                             1,545,746
                                                                                                          ------------
  NEW ZEALAND (.7%)
    Government (.7%)
      875,000   New Zealand (New Zealand Dollar)..................................     6.500%   02/15/00       471,880
                                                                                                          ------------
  UNITED KINGDOM (2.0%)
    Government (2.0%)
      710,000   United Kingdom (British Sterling Pound)...........................     8.000%   12/07/00     1,229,463
       20,000   United Kingdom (British Sterling Pound)...........................     7.000%   11/06/01        34,173
                                                                                                          ------------
                                                                                                             1,263,636
                                                                                                          ------------
  HONG KONG (.1%)
    Finance (.1%)
      400,000   PIV Investment Finance (U.S. Dollar)..............................     4.500%   12/01/00        30,333
                                                                                                          ------------
  ITALY (1.8%)
    Government (1.8%)
  535,000,000   Italy Government (Italian Lira)...................................    10.500%   07/15/00       329,711
1,300,000,000   Buoni Poliennali Del Tes (Italian Lira)...........................     7.750%   11/01/06       843,541
                                                                                                          ------------
                                                                                                             1,173,252
                                                                                                          ------------

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                             MARKET
  PRINCIPAL                                                                                                 VALUE(a)
-------------                                                                                             ------------
  SPAIN (1.9%)
    Government (1.9%)
  100,000,000   Government of Spain (Spanish Peseta)..............................    12.250%   03/25/00  $    731,201
   55,000,000   Government of Spain (Spanish Peseta)..............................    10.900%   08/30/03       451,475
                                                                                                          ------------
                                                                                                             1,182,676
                                                                                                          ------------
  SWEDEN (1.7%)
    Government (1.7%)
    7,000,000   Sweden Kingdom (Swedish Krona)....................................    10.250%   05/05/03     1,075,319
                                                                                                          ------------
                Total long-term debt securities (cost: $15,838,920).....................................    15,304,174
                                                                                                          ------------
SHORT-TERM SECURITIES (3.2%) (C)
  UNITED STATES (3.2%)
    Government (3.2%)
      255,000   U.S. Treasury Note (U.S. Dollar)..................................     5.510%   04/30/98       253,924
      505,000   U.S. Treasury Note (U.S. Dollar)..................................     5.055%   05/28/98       501,010
      750,000   U.S. Treasury Note (U.S. Dollar)..................................     5.523%   04/16/98       748,223
   70,000,000   Federal National Mortgage Association (Japanese Yen)..............     2.125%   10/09/07       537,225
                                                                                                          ------------
                Total short-term securities (cost: $2,080,690)..........................................     2,040,382
                                                                                                          ------------
                Total investments in securities (cost: $53,855,489) (f).................................  $ 63,335,034
                                                                                                          ------------
                                                                                                          ------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) Principal amounts for foreign debt securities are denominated in the currencies indicated.
(d) PRIDES--Preferred Redeemed Increased Dividend Equity Securities are structured as convertible preferred securities issued by a company. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. (See note 8 to the financial statements.) Information concerning the illiquid securities held at March 31, 1998, which includes acquisition date and cost, is as follows:

     SECURITY:                                              DATE        COST
     --------------------------------------------------  ----------   ---------
     Banque Nationale de Paris ADR.....................   Various     $ 131,337
     VA Technologies...................................   Various       180,320
                                                                      ---------
                                                                      $ 311,657
                                                                      ---------
                                                                      ---------

(f) At March 31, 1998 the cost of securities for federal income tax purposes was $53,855,489. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.................................  $13,333,372
     Gross unrealized depreciation.................................  (3,853,827)
                                                                     ----------
     Net unrealized appreciation...................................  $9,479,545
                                                                     ----------
                                                                     ----------

ADVANTUS INTERNATIONAL BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998
(UNAUDITED)

                                       ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $53,855,489)..................  $ 63,335,034
Cash in bank on demand deposit........................................       693,161
Receivable for investment securities sold.............................     2,399,136
Accrued interest and dividends receivable.............................       753,589
Unrealized appreciation on forward foreign currency contracts held, at
 value (note 4).......................................................       107,632
Receivable for fund shares sold.......................................        34,307
Receivable for refundable foreign income taxes withheld...............        64,661
Organizational costs (note 6).........................................        11,720
                                                                        ------------
    Total assets......................................................    67,399,240
                                                                        ------------
                                    LIABILITIES
Payable for investment securities purchased...........................     3,032,457
Payable for fund shares repurchased...................................         1,343
Payable to Adviser....................................................       389,333
Unrealized depreciation on forward foreign currency contracts held, at
 value (note 4).......................................................        31,917
Other Payables........................................................       161,488
                                                                        ------------
    Total liabilities.................................................     3,616,538
                                                                        ------------
Net assets applicable to outstanding capital stock....................  $ 63,782,702
                                                                        ------------
                                                                        ------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2 billion shares, Class B--2 billion shares, Class C--2 billion shares and 4
   billion unallocated) of $.01 par value (note 1)....................  $     51,942
  Additional paid-in capital..........................................    56,280,758
  Undistributed net investment income.................................       207,310
  Distributions in excess of net realized gains from investments......    (2,253,593)
  Unrealized appreciation of investments and translation of assets and
   liabilities in foreign currencies..................................     9,496,285
                                                                        ------------
    Total--representing net assets applicable to outstanding capital stock............................................................  $ 63,782,702
                                                                        ------------
                                                                        ------------
Net assets applicable to outstanding Class A shares...................  $ 55,239,392
                                                                        ------------
                                                                        ------------
Net assets applicable to outstanding Class B shares...................  $  4,394,482
                                                                        ------------
                                                                        ------------
Net assets applicable to outstanding Class C shares...................  $  4,148,828
                                                                        ------------
                                                                        ------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 4,495,460...............................  $      12.29
                                                                        ------------
                                                                        ------------
  Class B--Shares outstanding 359,538.................................  $      12.22
                                                                        ------------
                                                                        ------------
  Class C--Shares outstanding 338,876.................................  $      12.24
                                                                        ------------
                                                                        ------------

                See accompanying notes to financial statements.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                         STATEMENT OF OPERATIONS
                                   PERIOD FROM OCTOBER 1, 1997 TO MARCH 31, 1998
                                                                     (UNAUDITED)

Investment income:
  Interest............................................................  $   473,634
  Dividends (net of foreign withholding taxes of $44,077).............      680,709
                                                                        -----------
      Total investment income.........................................    1,154,343
                                                                        -----------
Expenses (note 5):
  Investment advisory fee.............................................      251,786
  Distribution fees--Class A..........................................       77,611
  Distribution fees--Class B..........................................       14,469
  Distribution fees--Class C..........................................       12,126
  Administrative services fee.........................................       16,200
  Custodian fees......................................................      109,262
  Auditing and accounting services....................................       63,481
  Legal fees..........................................................        6,221
  Amortization of organizational costs................................        4,137
  Registration fees...................................................       30,898
  Printing and shareholder reports....................................       33,625
  Other...............................................................       18,777
                                                                        -----------
      Total expenses..................................................      638,593
  Less fees and expenses waived or absorbed:
    Class A distribution fees.........................................      (34,402)
                                                                        -----------
      Total net expenses..............................................      604,191
                                                                        -----------
      Investment income--net..........................................      550,152
                                                                        -----------
Realized and unrealized gains (losses) on investments and foreign currencies:
  Net realized gains from:
    Investments (note 3)..............................................      135,193
    Foreign currency transactions.....................................      216,501
                                                                        -----------
                                                                            351,694
                                                                        -----------
  Net change in unrealized appreciation or depreciation on:
    Investments.......................................................     (316,999)
    Translation of assets and liabilities in foreign currencies.......      208,116
                                                                        -----------
                                                                           (108,883)
                                                                        -----------
      Net gains on investments and foreign currencies.................      242,811
                                                                        -----------
Net increase in net assets resulting from operations..................  $   792,963
                                                                        -----------
                                                                        -----------

                See accompanying notes to financial statements.

ADVANTUS INTERNATIONAL BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 1997 TO MARCH 31, 1998 AND YEAR ENDED SEPTEMBER 30, 1997 (UNAUDITED)

                                                        1998           1997
                                                    ------------   ------------
Operations:
  Investment income--net..........................  $    550,152   $  1,272,340
  Net realized gains on investments and foreign
   currency transactions..........................       351,694      2,995,427
  Net change in unrealized appreciation or
   depreciation on investments and translation of
   assets and liabilities in foreign currencies...      (108,883)     6,125,889
                                                    ------------   ------------
      Increase in net assets resulting from
       operations.................................       792,963     10,393,656
                                                    ------------   ------------
Distributions to shareholders from:
  Investment income--net:
    Class A.......................................      (635,669)    (1,495,458)
    Class B.......................................       (31,228)       (11,375)
    Class C.......................................       (33,103)       (75,167)
  Net realized gains on investments:
    Class A.......................................    (3,919,060)    (1,004,915)
    Class B.......................................      (291,404)            --
    Class C.......................................      (238,611)       (55,877)
                                                    ------------   ------------
      Total distributions.........................    (5,149,075)    (2,642,792)
                                                    ------------   ------------
Capital share transactions (notes 5 and 7):
  Proceeds from sales:
    Class A.......................................     5,518,390      9,097,887
    Class B.......................................     2,110,050      2,167,154
    Class C.......................................       987,385      2,195,751
  Proceeds from shares issued as a result of
   reinvested dividends:
    Class A.......................................     3,160,077      1,286,463
    Class B.......................................       280,590         11,206
    Class C.......................................       310,573        139,181
  Payments for redemption of shares:
    Class A.......................................    (3,613,581)    (3,815,092)
    Class B.......................................      (139,388)       (38,976)
    Class C.......................................      (877,431)      (584,091)
                                                    ------------   ------------
      Increase in net assets from capital share
       transactions...............................     7,736,665     10,459,483
                                                    ------------   ------------
      Total increase in net assets................     3,380,553     18,210,347
Net assets at beginning of period.................    60,402,149     42,191,802
                                                    ------------   ------------
Net assets at end of period (including
 undistributed net investment income of $207,310
 and $357,158, respectively)......................  $ 63,782,702   $ 60,402,149
                                                    ------------   ------------
                                                    ------------   ------------

                See accompanying notes to financial statements.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 1998

(1) ORGANIZATION
    The Advantus International Balanced Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund is designed for investors seeking a high level of total return through investing in both stocks and debt securities primarily outside the United States.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods declines as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and from 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

    On June 20, 1994, MIMLIC Asset Management Company (MIMLIC Management) purchased 15,000 Class A shares for $150,000. Operations of the Fund did not formally commence until September 16, 1994 when the shares became effectively registered under the Securities Exchange Act of 1933. The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, purchased 1,476,997 Class A shares for $15 million prior to commencement of operations.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter: market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price or by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value.

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other then investments in securities, resulting from changes in the exchange rate.

    The Fund also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period ended March 31, 1998 purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $12,908,434 and $11,569,098, respectively.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) FORWARD FOREIGN CURRENCY CONTRACTS
    On March 31, 1998, the Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

 EXCHANGE          CURRENCY TO              CURRENCY TO        UNREALIZED     UNREALIZED
   DATE            BE DELIVERED             BE RECEIVED       APPRECIATION   DEPRECIATION
-----------  ------------------------  ---------------------  -------------  -------------
 5/18/1998          79,054  US$            78,411  AUD         $        --     $     642
 4/2/1998          353,722  US$           353,035  AUD                  --           687
 4/2/1998        1,474,034  US$         1,472,321  BEF                  --         1,713
 4/20/1998         168,265  US$           168,871  CAD                 606            --
 4/7/1998          357,196  US$           357,345  CAD                 149            --
 4/6/1998          805,087  US$           797,943  DEM                  --         7,144
 4/6/1998          404,753  US$           398,947  DEM                  --         5,806
 4/27/1998       1,562,218  US$         1,561,401  DEM                  --           817
 4/6/1998           33,433  US$            33,120  NZD                  --           313
 5/18/1998         118,500  AUD            79,812  US$               1,401            --
 4/16/1998         120,000  AUD            81,396  US$               2,054            --
 4/2/1998          534,000  AUD           355,804  US$               2,769            --
 5/4/1998          534,000  AUD           393,895  US$                 646            --
 4/3/1998          120,000  CAD            82,913  US$                  --         1,839
 4/20/1998         239,000  CAD           168,547  US$                  --           324
 4/2/1998          506,000  CAD           348,020  US$                  --         9,325
 5/4/1998          506,000  CAD           357,471  US$                  --           181
 4/27/1998         737,500  DEM           408,135  US$               9,188            --
 4/27/1998       1,275,298  DEM           689,835  US$                  96            --
 4/24/1998       1,444,000  DEM           790,323  US$               8,332            --
 4/24/1998       1,444,000  DEM           790,800  US$               8,808            --
 4/7/1998        1,475,000  DEM           816,360  US$              18,417            --
 4/27/1998       2,888,000  DEM         1,582,726  US$              18,454            --
 4/27/1998       2,888,000  DEM         1,566,016  US$               1,031            --
 5/4/1998       66,160,603  ESP           421,405  US$                  --           145
 5/4/1998      917,633,360  ITL           503,494  US$                 135            --
 5/13/1998      70,000,000  JPY           546,022  US$              17,256            --
 4/6/1998           60,000  NZD            35,094  US$               1,974            --
 5/26/1998         120,000  NZD            67,164  US$               1,293            --
 5/12/1998         240,000  NZD           139,584  US$               7,649            --
 5/18/1998         249,000  NZD           144,171  US$               7,374            --
                 6,512,820  SEK           812,073  US$                  --         2,981
                                                              -------------  -------------
                                                               $   107,632     $  31,917
                                                              -------------  -------------
                                                              -------------  -------------

AUD        Australian Dollar
JPY        Japanese Yen
DEM        German Deutch Mark
NZD        New Zealand Dollar
CAD        Canadian Dollar
ITL        Italian Lira
ESP        Spanish Peseta
SEK        Swedish Krona
BEF        Belgian Franc
US$        United States Dollar

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of MIMLIC Management. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (Minnesota Mutual). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .95 percent on the first $25 million in net assets, .80 percent on the next $25 million, .75 percent on the next $50 million and .65 percent on net assets in excess of $100 million.

    Advantus Capital has a sub-advisory agreement with Templeton Investment Counsel, Inc. (Templeton). From its advisory fee, Advantus Capital pays Templeton a fee equal to an annual rate of .70 percent on the first $25 million in net assets, .55 percent on the next $25 million, .50 percent on the next $50 million and .40 percent on net assets in excess of $100 million.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), formerly known as MIMLIC Sales Corporation, the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee of up to 1.00 percent of average daily net assets of Class B and Class C shares. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .20 percent. Prior to January 30, 1998 the portion exceeding
 .15 percent of average daily net assets was waived. Ascend waived Class A distribution fees in the amount of $34,402 for the period ended March 31, 1998.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1998 the administrative services fee for the Fund was $3,000 per month. Effective February 1, 1998 the administrative services fee is $3,100 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $137,375.

    As of March 31, 1998, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned 2,669,092 shares or 59.4% of the Fund's Class A shares.

    During the year ended March 31, 1998, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $6,221.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(6) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs wilt be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by MIMLIC Management, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(7) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the period from October 1, 1997 to March 31, 1998 and the year ended September 30, 1997 were as follows:

                                                        CLASS A                 CLASS B                CLASS C
                                                 ----------------------  ---------------------  ---------------------
                                                    1998        1997        1998       1997       1998        1997
                                                 ----------  ----------  ----------  ---------  ---------  ----------
Sold...........................................     448,550     738,147     175,182    175,607     78,814     181,585
Issued for reinvested
 distributions.................................     269,394     107,948      23,072        896     26,934      11,492
Redeemed.......................................    (293,426)   (310,600)    (11,586)    (3,633)   (70,810)    (48,011)
                                                 ----------  ----------  ----------  ---------  ---------  ----------
                                                    424,518     535,495     186,668    172,870     34,938     145,066
                                                 ----------  ----------  ----------  ---------  ---------  ----------
                                                 ----------  ----------  ----------  ---------  ---------  ----------

(8) ILLIQUID SECURITIES
    At March 31, 1998, investments in securities include issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (illiquid security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in illiquid securities to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note
2. The aggregate value of illiquid securities held by the Fund at March 31, 1998 was $555,845 which represents 1.0% of net assets.

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(9) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                           CLASS A
                                --------------------------------------------------------------
                                PERIOD FROM                                      PERIOD FROM
                                 OCTOBER 1,             YEAR ENDED              SEPTEMBER 16,
                                  1997 TO              SEPTEMBER 30,             1994(b) TO
                                 MARCH 31,    -------------------------------   SEPTEMBER 30,
                                    1998        1997       1996      1995(a)        1994
                                ------------  ---------  ---------  ---------  ---------------
Net asset value, beginning of
 period.......................   $    13.29   $   11.42  $   10.79  $   10.34     $   10.54
                                ------------  ---------  ---------  ---------       -------
Income from investment
 operations:
  Net investment income.......          .18         .30        .25        .20           .01
Net gains or losses on
 securities (both
 realized and unrealized).....         (.12)       2.25        .87        .56          (.21)
                                ------------  ---------  ---------  ---------       -------
    Total from investment
     operations...............          .06        2.55       1.12        .76          (.20)
                                ------------  ---------  ---------  ---------       -------
Less distributions:
  Dividends from net
   investment income..........         (.14)       (.40)      (.28)      (.19)           --
  Distributions from capital
   gains......................         (.92)       (.28)      (.21)      (.12)           --
                                ------------  ---------  ---------  ---------       -------
    Total distributions.......        (1.06)       (.68)      (.49)      (.31)           --
                                ------------  ---------  ---------  ---------       -------
Net asset value, end of
 period.......................   $    12.29   $   13.29  $   11.42  $   10.79     $   10.34
                                ------------  ---------  ---------  ---------       -------
                                ------------  ---------  ---------  ---------       -------
Total return (c)..............          1.2%       23.1%      10.7%       7.4%         (1.9)%
Net assets, end of period (in
 thousands)...................   $   55,239   $  54,090  $  40,381  $  30,949     $  15,430
Ratio of expenses to average
 daily
 net assets (d)...............         1.99%(f)      1.51%      1.85%      2.08%          .47%(e)
Ratio of net investment income
 to
 average daily net assets
 (d)..........................         1.99%(f)      2.54%      2.39%      2.22%          .14%(e)
Portfolio turnover rate
 (excluding
 short-term securities).......         19.9%       73.4%      56.1%      52.0%         12.1%
Average commission rate on
 common stock transactions
 (g)..........................   $    .0177   $   .0110  $   .0189        N/A           N/A

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor and Adviser voluntarily waived or absorbed $34,402, $114,735, $53,123, $56,482 and $4,034 in expenses for the period ended March 31, 1998, the years ended September 30, 1997, 1996 and 1995 and the period ended September 30, 1994, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.12%, 1.75%, 2.00%, 2.30% and .49%, respectively, and the ratio of net investment income to average daily net assets would have been 1.86%, 2.30%, 2.24%, 2.00% and .12%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                           CLASS B                                   CLASS C
                                -----------------------------  ---------------------------------------------------
                                PERIOD FROM     PERIOD FROM    PERIOD FROM                           PERIOD FROM
                                 OCTOBER 1,     JANUARY 31,     OCTOBER 1,        YEAR ENDED          MARCH 1,
                                  1997 TO       1997(b) TO       1997 TO        SEPTEMBER 30,        1995(b) TO
                                 MARCH 31,     SEPTEMBER 30,    MARCH 31,    --------------------   SEPTEMBER 30,
                                    1998           1997            1998        1997       1996          1995
                                ------------  ---------------  ------------  ---------  ---------  ---------------
Net asset value, beginning of
 period.......................   $    13.23      $   11.95      $    13.24   $   11.40  $   10.77     $    9.95
                                ------------       -------     ------------  ---------  ---------        ------
Income from investment
 operations:
  Net investment income.......          .16            .16             .16         .26        .15           .11
Net gains or losses on
 securities (both
 realized and unrealized).....         (.16)          1.30            (.15)       2.16        .89           .91
                                ------------       -------     ------------  ---------  ---------        ------
    Total from investment
     operations...............           --           1.46             .01        2.42       1.04          1.02
                                ------------       -------     ------------  ---------  ---------        ------
Less distributions:
  Dividends from net
   investment income..........         (.09)          (.18)           (.09)       (.30)      (.20)         (.13)
  Distributions from capital
   gains......................         (.92)            --            (.92)       (.28)      (.21)         (.07)
                                ------------       -------     ------------  ---------  ---------        ------
    Total distributions.......        (1.01)          (.18)          (1.01)       (.58)      (.41)         (.20)
                                ------------       -------     ------------  ---------  ---------        ------
Net asset value, end of
 period.......................   $    12.22      $   13.23      $    12.24   $   13.24  $   11.40     $   10.77
                                ------------       -------     ------------  ---------  ---------        ------
                                ------------       -------     ------------  ---------  ---------        ------
Total return (c)..............           .8%          12.3%             .8%       22.0%       9.9%         10.3%
Net assets, end of period (in
 thousands)...................   $    4,394      $   2,287      $    4,149   $   4,025  $   1,811     $     330
Ratio of expenses to average
 daily
 net assets (d)...............         2.84%(f)         2.33%(f)        2.84%(f)      2.37%      2.61%         2.93%(f)
Ratio of net investment income
 to
 average daily net assets
 (d)..........................         1.34%(f)         2.64%(f)        1.15%(f)      2.50%      1.15%         1.39%(f)
Portfolio turnover rate
 (excluding
 short-term securities).......         19.9%          73.4%           19.9%       73.4%      56.1%         52.0%
Average commission rate on
 common stock transactions
 (g)..........................   $    .0177      $   .0110      $    .0177   $   .0110  $   .0189           N/A

------------

    to average daily net assets would have been 2.47% and the ratio of net investment income to average daily net assets would have been 2.50% for the period ended September 30, 1997, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.45%, 2.61% and 3.00%, respectively and the ratio of net investment income to average daily net assets would have been 2.41%, 1.15% and 1.32% shares, respectively for the years ended September 30, 1997 and 1996 and the period ended September 30, 1995.
(e) Ratios presented for the periods from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(f) Adjusted to an annual basis.
(g) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing total brokerage commissions paid on purchases and sales of common stocks by the total number of related shares purchased and sold. The comparability of this information may be effected by the fact that commission rates per share vary significantly among foreign countries.

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account-subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You can move money from one Advantus account to any other Advantus account you own (with identical registrations within the same class) just by calling our toll free number. The Telephone Exchange and Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange and Redemption may be changed (added/deleted) at any time by submitting a request in writing or by completing a Service Request Form.

SYSTEMATIC EXCHANGE: You can move a set amount of money monthly from one Advantus Fund to another Advantus Fund (with identical registrations within the same class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account.

Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Exchange and Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange and Redemption may be changed (added/deleted) at any time by submitting a request in writing or by completing a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You will receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining personal information and assistance directly from Advantus Shareholder Services, call (1-800-665-6005). Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc. (formerly known as MIMLIC Sales Corporation), distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use the Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.7 billion in assets in addition to $2.1 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                         [ADVANTUS-TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)